Exhibit 99.1
Second Amendment
to
Loan And Security Agreement
THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of April 30, 2009, by and between SILICON VALLEY BANK (“Bank”), CARDIOVASCULAR SYSTEMS, INC., a Delaware corporation (“Borrower”), whose address is 651 Campus Drive, Saint Paul, MN 55112.
Recitals
     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated September 12, 2008, as modified by that certain Assumption Agreement and First Amendment to Loan and Security Agreement dated as of February 25, 2009 (as so modified and as the same may otherwise be amended, modified, supplemented or restated in writing from time to time, the “Loan Agreement”).
     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
     C. Borrower has requested that the Loan Agreement and other Loan Documents be amended and supplemented to make certain changes to, among other things, the composition of certain term loans under the Loan Agreement and, in connection therewith, the release of certain guaranties and a standby loan purchase agreement, a modification of the financial covenant structure and various other provisions of the Loan Agreement, all as more fully set forth herein.
     D. Bank has agreed to so amend and supplement the Loan Agreement and other the Loan Documents, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations, warranties and agreements set forth below.
Agreement
     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2. Modifications Regarding Loan Documents.
     2.1 Amended Section 2.1.3. Section 2.1.3 of the Loan Agreement is hereby amended to read as follows:

“2.1.3 Term Loan B
Term Loan B will be repaid with proceeds from Term Loan C as provided in Section 2.1.5 and, upon the effectiveness of such repayment in full, there shall be no further loan availability under Term Loan B for additional advances and Term Loan B shall therefore no longer be considered an active or available loan facility. Further, upon the payment in full of the Term Loan B and all related Obligations, the Term Loan B Promissory Notes shall be deemed cancelled. Finally, in connection with the termination of the Term Loan B facility, the related Limited Guaranties and the Standby Purchase Agreement shall be terminated concurrently therewith pursuant to and subject to the terms and provisions of separate documentation.
     2.2 New Section 2.1.5. A new section is hereby added to the Loan Agreement that is entitled “Section 2.1.5 Term Loan C”, that shall be deemed placed immediately following Section 2.1.4, and which shall read as follows:
2.1.5 Term Loan C
(a) Availability. Bank shall make a term loan to Borrower in the amount of $5,500,000 (the “Term Loan C Commitment Amount” and such loan being the “Term Loan C”) within five (5) days from the date of the April 2009 Amendment subject to the satisfaction of the terms and conditions of this Agreement, the proceeds of which shall be used exclusively to repay the Term Loan B Obligations. No portion of the Term Loan C may be re-borrowed after repayment.
(b) Repayment. Borrower shall pay Bank accrued interest on the Term Loan C beginning on the first day of the calendar month following the month during which the Term Loan C is made and continuing on the same day of each succeeding month. Borrower shall repay the Term Loan C in 30 equal monthly payments of principal and accrued interest, each in the amount necessary to fully amortize the Term Loan C over such period (such amount to be calculated by Bank), commencing on June 1, 2009 and continuing on the first day of each month thereafter until November 1, 2011 (“Term Loan C Maturity Date”) on which date the entire unpaid principal balance of the Term Loan C, plus the Term Loan C Final Payment, plus any and all accrued and unpaid interest, and plus all other sums, if any, that shall have become due and payable hereunder with respect to the Term Loan C, shall be paid.

(c) Permitted Prepayment. At Borrower’s option, so long as an Event of Default has not occurred and is not continuing, Borrower shall have the option to prepay all, but not less than all, of the Term Loan C, provided Borrower (i) provides written notice to Bank of its election to prepay the Term Loan C at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of the prepayment (A) all accrued and unpaid interest with respect to the Term Loan C through the date the prepayment is made; (B) all unpaid principal with respect to the Term Loan C; (C) a fee equal to the Term Loan C Make-Whole Premium; (D) the Term Loan C Final Payment; and (E) all other sums, if any, that shall have become due and payable hereunder with respect to the Term Loan C. Without limitation on the fact that such amounts shall be due on the date of the prepayment, they shall bear interest from the date due until paid at a rate equal to the highest rate applicable to the Term Loan C.
(d) Fee and Final Payment Due Upon Acceleration. If all or any portion of the Term Loan C has become due and payable according to the terms hereof because of the occurrence and continuance of an Event of Default, Borrower shall pay to Bank on the date that it has become due and payable according to the terms hereof, in addition to any other sums owing, a fee equal to the Term Loan C Make-Whole Premium, plus the Term Loan C Final Payment. Without limitation on the fact that such amounts shall be due as set forth in the preceding sentence, they shall bear interest from the date due until paid at a rate equal to the highest rate applicable to the Term Loan C.”
     2.3 New Subsection 2.3(a)(iv). A new subsection is hereby added to Section 2.3(a) to immediately follow Section 2.3(a)(iii), which new subsection shall read as follows:
“(iv) Term Loan C. Subject to Section 2.3(b), the principal amount outstanding under the Term Loan C shall accrue interest at a per annum rate equal to 9.00%, which interest shall be payable monthly.”
     2.4 Revised Section 2.4(a). Section 2.4(a) of the Loan Agreement is hereby amended to read as follows:
“(a) Commitment Fee. Fully earned, non-refundable commitment fees of $67,000 on the anniversary of the date of the April 2009 Amendment; and”
     2.5 Revised Section 2.4(c). Section 2.4(c) of the Loan Agreement is hereby amended to read as follows:

“Unused Revolving Line Facility Fee”. A fee, payable monthly, in arrears, on a calendar year basis, in an amount equal to 0.375% per annum of the average unused portion of the Revolving Line, as determined by Bank. The unused portion of the Revolving Line, for the purposes of this calculation, shall include amounts reserved under the Cash Management Services Sublimit for products provided, although amounts deducted under the Availability Amount relating to Term Loan C shall not be considered “unused” for purposes of determining the “Unused Revolving Line Facility Fee”. Borrower shall not be entitled to any credit, rebate or repayment of any such fee previously earned by Bank pursuant to this Section notwithstanding any termination of this Agreement, or suspension or termination of Bank’s obligation to make loans and advances hereunder, including during any Streamline Period; and ”
     2.6 Modified Section 6.2(a)(vii). Section 6.2(a)(vii) is hereby amended to read as follows:
“(vii) as soon as available, and in any event within 90 days following the end of Borrower’s fiscal year, annual financial statements certified by, and with an unqualified opinion of, independent certified public accountants acceptable to Bank.”
     2.7 Modified Section 6.8(a). Section 6.8(a) of the Loan Agreement is hereby amended to read as follows:
“(a) Maintain all of its and all of its Subsidiaries’ operating and other deposit accounts, securities accounts, and any other accounts at which Borrower or its Subsidiaries maintain funds or investments (including without limitation any Collateral Accounts, but excluding the Auction Rate Securities (UBS)) with Bank and Bank’s Affiliates, provided, further, that the aggregate minimum amount that Borrower shall maintain in such accounts with Bank shall not be less at any time than the outstanding principal amount of Term Loan A from time to time.”
     2.8 Modified Section 6.9. Section 6.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“6.9 Financial Covenants. Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis:
(a) Liquidity Ratio. A Liquidity Ratio of greater than 1.25 to 1.00 to be tested as of the last day of each month during which any Obligations consisting of Advances or any portion of the Term Loan C are outstanding. In addition, if, at the time an Advance is requested by the Borrower, the Liquidity Ratio has not been tested with respect to the monthly financial statements of Borrower most recently received by Bank, then the Liquidity Ratio shall be tested with respect to such financial statements prior to the Advance being made.
(b) Performance to Plan. Within fifteen days of the last day of each month, Borrower’s net revenue with respect to the then ending three month period shall be equal to at least 85% of Borrower’s projected revenue for such then ending three month period as set forth and as corresponding thereto as set forth in the Applicable Projections.
Further, Borrower shall supply to Bank supplemental financial projections to Bank for its 2010 fiscal year as soon as they are available, but in no event shall such projections be delivered to Bank later than June 30, 2009. Borrower shall supply to Bank supplemental financial projections for its 2011 fiscal year as soon as they are available as well, but in no event shall such projections be delivered to Bank later than June 30, 2010. In all instances, such projections shall be in form and substance determined to be acceptable to by Bank in its sole discretion.”
     2.9 Modification of Events of Defaults. Given the Limited Guaranties and the Standby Purchase Agreement are being released in connection with the effectiveness of this Amendment, it is hereby agreed that Section 8.11 of the Loan Agreement regarding an Event of Default consisting of the termination of the Standby Purchase Agreement is deemed eliminated and shall no longer be considered an Event of Default under the Loan Agreement effective upon the effectiveness of this Amendment. Further, it is also agreed that the termination of the Limited Guaranties in connection herewith shall not be deemed an Event of Default under the Loan Agreement.
     2.10 April 2009 Amendment. A new definition “April 2009 Amendment” is hereby added to Section 13.1 of the Loan Agreement, is deemed placed therein in its proper alphabetical order, and shall read as follows:
“April 2009 Amendment” shall mean that certain Second Amendment to Loan and Security Agreement dated as of April 30, 2009 between Borrower and Bank.
     2.11 Applicable Projections. A new definition “Applicable Projections” is hereby added to Section 13.1 of the Loan Agreement, is deemed placed therein in its proper alphabetical order, and shall read as follows:
“Applicable Projections” are annual projections (including income statements, balance sheets and cash flow statements, by month) for the 2009 fiscal year of Borrower, as approved by

Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual financial projections that were submitted to Bank on February 19, 2009. The term “Applicable Projections” shall include projections of Borrower for later periods of time in accordance with the applicable covenants relating thereto as set forth in this Agreement.
     2.12 Availability Amount. The definition of “Availability Amount” contained in Section 13.1 of the Loan Agreement is hereby amended to read as follows:
“Availability Amount” is (a) the lesser of (i) the Maximum Dollar Amount or (ii) the amount available under the Borrowing Base, minus (b) the outstanding principal balance of any Advances, minus (c) any amounts used for Cash Management Services and minus (d) amounts outstanding with respect to Term Loan C.
     2.13 Maximum Dollar Amount. The definition of “Maximum Dollar Amount” contained in Section 13.1 of the Loan Agreement is hereby amended to read as follows:
“Maximum Dollar Amount” is Ten Million Dollars ($10,000,000).
     2.14 Revolving Line Maturity Date. The definition of “Revolving Line Maturity Date” contained in Section 13.1 of the Loan Agreement is hereby amended to read as follows:
“Revolving Line Maturity Date” is April 30, 2011.
     2.15 Term Loan C Commitment Amount. A new definition “Term Loan C Commitment Amount.” is hereby added to Section 13.1 of the Loan Agreement, is deemed placed therein in its proper alphabetical order, and shall read as follows:
“Term Loan C Commitment Amount” shall have the meaning set forth in Section 2.1.5.
     2.16 Term Loan C. A new definition “Term Loan C” is hereby added to Section 13.1 of the Loan Agreement, is deemed placed therein in its proper alphabetical order, and shall read as follows:
“Term Loan C” shall have the meaning set forth in Section 2.1.5.
     2.17 Term Loan C Final Payment. A new definition “Term Loan C Final Payment” is hereby added to Section 13.1 of the Loan Agreement, is deemed placed therein in its proper alphabetical order, and shall read as follows:
“Term Loan C Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due with respect to the Term Loan C on the earlier to occur of (a) the Term Loan C Maturity Date, (b) the acceleration of Term Loan C, or (c) the prepayment of the Term Loan C, equal to the Term Loan C Commitment Amount multiplied by one percent (1.00%).
     2.18 “Term Loan C Make-Whole Event Date”. A new definition “Term Loan C Make-Whole Event Date” is hereby added to Section 13.1 of the Loan Agreement, is deemed placed therein in its proper alphabetical order, and shall read as follows:
“Term Loan C Make-Whole Event Date” shall mean (a) in the case of a prepayment pursuant to Section 2.1.5 hereof, the date of such prepayment, and (b) in the case of all or a portion of the Term Loan C becoming due and payable according to the terms hereof because of the occurrence and continuance of an Event of Default, the date such amount of the Term Loan C has become due and payable according to the terms hereof.
     2.19 “Term Loan C Make-Whole Premium”. A new definition “Term Loan C Make-Whole Premium” is hereby added to Section 13.1 of the Loan Agreement, is deemed placed therein in its proper alphabetical order, and shall read as follows:
“Term Loan C Make-Whole Premium” is an amount equal to 3% of the Term Loan C Commitment Amount if the Make-Whole Event Date occurs on or before the first anniversary of the date of the April 2009 Amendment; 2% of the Term Loan C Commitment Amount if the Make-Whole Event Date occurs after the first anniversary of the date of the April 2009 Amendment but on or before the second anniversary of the date of the April 2009 Amendment; 1% of Term Loan C Commitment Amount if the Make-Whole Event Date occurs after the second anniversary of the date of the April 2009 Amendment but before the Term Loan C Maturity Date.
     2.20 “Term Loan C Maturity Date”. A new definition “Term Loan C Maturity Date” is hereby added to Section 13.1 of the Loan Agreement, is deemed placed therein in its proper alphabetical order, and shall read as follows:
“Term Loan C Maturity Date” shall have the meaning set forth in Section 2.1.5.
3. Limitation of Amendments.
     3.1 The consents and amendments set forth in this Amendment are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
     3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents, warrants and agrees as follows:
     4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;
     4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
     4.3 The organizational documents of Borrower previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
     4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
     4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
     4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
     4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
     5. Fee; Expenses. Borrower shall pay to Bank an amendment and restructuring fee in connection herewith of $18,500, which shall be in addition to interest and to all other amounts payable under the Loan Agreement and which shall not be refundable. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Bank for all its reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment. Bank is authorized to charge said fees, costs and expenses to Borrower’s loan account or any of Borrower’s deposit accounts maintained with Bank.
[Signature Page Follows]

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

SILICON VALLEY BANK			CARDIOVASCULAR SYSTEMS, INC.

By:	/s/ Adam M. Glick		By:	/s/ Laurence L. Betterley

	Name: Title:	Adam M. Glick Relationship Manager		Name: Title:	Laurence L. Betterley Chief Financial Officer